                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [X] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                        ADVANCED ENERGY INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                                                                PRELIMINARY COPY

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD MAY 9, 2001

To our Stockholders:

     The 2001 Annual Meeting of Stockholders of Advanced Energy Industries, Inc. will be held on Wednesday, May 9, 2001, at 10:00 a.m., in the Monarch Room at Advanced Energy's corporate offices, 1625 Sharp Point Drive, Fort Collins, Colorado 80525. At the meeting, you will be asked to vote on the following matters:

          1. Election of eight directors. Management of Advanced Energy has proposed that the stockholders re-elect the current directors: Douglas S. Schatz, G. Brent Backman, Richard P. Beck, Trung T. Doan, Arthur A. Noeth, Elwood Spedden, Gerald M. Starek and Arthur W. Zafiropoulo.

          2. Approval of an increase in the number of authorized shares of Advanced Energy common stock from 40 million shares to 55 million shares.

          3. Approval of an amendment to the 1995 Stock Option Plan to increase the total number of shares of common stock issuable under the plan from 5,625,000 shares to 8,125,000 shares.

          4. Approval of an amendment to the 1995 Non-Employee Directors' Stock Option Plan to increase the total number of shares of common stock issuable under the plan from 100,000 shares to 200,000 shares.

          5. Ratification of the appointment of Arthur Andersen LLP as independent auditors of Advanced Energy for 2001.

          6. Any other matters of business properly brought before the meeting.

     Each of these matters is described in detail in the accompanying Proxy Statement, dated April [ ], 2001.

     If you owned common stock at the close of business on March 12, 2001, you are entitled to receive this notice and to vote at the meeting.

     All stockholders are cordially invited to attend the meeting in person. However, to assure that your voice is heard, you are urged to return the enclosed form of proxy as promptly as possible in the postage prepaid envelope, by telephone or through the Internet.

                                   By Order of the Board of Directors

                                                 Jay L. Margulies
                                                     Secretary

Fort Collins, Colorado
April [  ], 2001

                             YOUR VOTE IS IMPORTANT

                                                                PRELIMINARY COPY

                             [ADVANCED ENERGY LOGO]

                           Date: April [     ], 2001

To:      Our Owners
From:    Douglas S. Schatz
Subject: Invitation to our 2001 Annual Meeting of Stockholders

     Please come to our 2001 Annual Meeting of Stockholders to learn about Advanced Energy, what we have accomplished in the last year and what we hope to achieve in 2001. The meeting will be held:

                             Wednesday, May 9, 2001
                                   10:00 a.m.
                                  Monarch Room
                      Advanced Energy's Corporate Offices
                             1625 Sharp Point Drive
                          Fort Collins, Colorado 80525

     This proxy statement describes the matters that management of Advanced Energy intends to present to the stockholders at the meeting. Accompanying this proxy statement is Advanced Energy's 2000 Annual Report to Stockholders and a form of proxy.

     To make it easier for you to vote, we have arranged for you to deliver your proxy by mail, telephone or through the Internet. If you vote by telephone or through the Internet this year, you can choose to receive next year's proxy materials on-line rather than in the mail. If last year you elected to receive this year's Proxy Statement and Annual Report to Stockholders on-line, you will not receive a paper proxy card and should vote through the Internet, unless you cancel your enrollment. Instructions for voting are included in the proxy statement. Your proxy may be revoked at any time prior to the meeting in the manner described in this proxy statement.

     I look forward to seeing you at the meeting.

                                                 Douglas S. Schatz
                                       Chairman and Chief Executive Officer

This proxy statement is first being sent to stockholders on or about April [ ], 2001.

GENERAL

     This proxy statement and the accompanying materials are being sent to stockholders of Advanced Energy as part of a solicitation for proxies for use at the 2001 Annual Meeting of Stockholders. Management of Advanced Energy is making this solicitation for proxies. By delivering the enclosed proxy card, you will appoint each of Douglas S. Schatz and Richard P. Beck as your agent and proxy to vote your shares of common stock at the meeting. In this proxy statement, "proxy holders" refers to Messrs. Schatz and Beck in their capacities as your agents and proxies.

     Advanced Energy's principal executive offices are located at 1625 Sharp Point Drive, Fort Collins, Colorado 80525. The telephone number is (970) 221-4670.

PROPOSALS

     We intend to present five proposals to the stockholders at the meeting:

          1. Election of eight directors. Management of Advanced Energy has proposed that the stockholders re-elect the current directors: Douglas S. Schatz, G. Brent Backman, Richard P. Beck, Trung T. Doan, Arthur A. Noeth, Elwood Spedden, Gerald M. Starek and Arthur W. Zafiropoulo.

          2. Approval of an increase in the number of authorized shares of Advanced Energy common stock from 40 million shares to 55 million shares.

          3. Approval of an amendment to the 1995 Stock Option Plan to increase the total number of shares of common stock issuable under the plan from 5,625,000 shares to 8,125,000 shares.

          4. Approval of an amendment to the 1995 Non-Employee Directors' Stock Option Plan to increase the authorized number of shares of common stock issuable under the plan from 100,000 shares to 200,000 shares.

          5. Ratification of the appointment of Arthur Andersen LLP as independent auditors of Advanced Energy for 2001.

     Proposal number 3 cannot be effected, even if approved, unless proposal number 2 also is approved.

     We do not know of any other matters to be submitted to the stockholders at the meeting. If any other matters properly come before the meeting, the proxy holders intend to vote the shares they represent as the Board of Directors may recommend.

RECORD DATE AND SHARE OWNERSHIP

     If you owned shares of Advanced Energy common stock in your name as of the close of business on March 12, 2001, you are entitled to vote on the proposals that are presented at the meeting. On that date, which is referred to as the "record date" for the meeting, 31,555,604 shares of Advanced Energy common stock were issued and outstanding and were held of record by 962 persons, according to the records of EquiServe, Advanced Energy's transfer agent.

VOTING

     Each share of Advanced Energy common stock that you hold entitles you to one vote on each of the proposals that are presented at the meeting. The inspector of the election will count the votes cast at the meeting, with the assistance of Advanced Energy's transfer agent. The inspector also will determine whether or not a quorum is present at the meeting. A quorum will be present at the meeting if a majority of the shares of common stock entitled to vote at the meeting are represented at the meeting, either by proxy or by the person who owns the shares.

     If a broker holds your shares, this proxy statement and a proxy card have been sent to the broker. You may have received this proxy statement directly from your broker, together with instructions as to how to direct the broker how to vote your shares. If you do not give your broker instructions or discretionary authority to vote your shares on one or more of the proposals and your broker returns the proxy card indicating such lack of authority, your shares will be "broker non-votes" with respect to the proposals for which the broker does not have authority to vote. Broker non-votes will be counted as present for purposes of determining a quorum, but will not be counted as shares entitled to vote.

     The following table reflects the vote required for each proposal and the effect of broker non-votes on the vote, assuming a quorum is present at the meeting:

PROPOSAL                                VOTE REQUIRED            EFFECT OF BROKER NON-VOTES
--------                                -------------            --------------------------
Election of directors           the eight nominees who receive    no effect
                                the most votes will be elected
Increase in the number of       majority of the shares issued     same as a vote against
authorized of common stock      and outstanding as of the         the proposal
                                record date
Increase in the number of       majority of the shares present    no effect
shares issuable under the 1995  at the meeting (by proxy or in
Stock Option Plan               person) and entitled to vote
                                on the proposal
Increase in the number of       majority of the shares present    no effect
shares issuable under the 1995  at the meeting (by proxy or in
Non-Employee Director Stock     person) and entitled to vote
Option Plan                     on the proposal
Ratification of the             majority of the shares present    no effect
appointment of Arthur Andersen  at the meeting (by proxy or in
LLP as independent auditors     person) and entitled to vote
                                on the proposal

     Abstentions will have no effect on the election of directors but will have the same effect as a vote against each of the other proposals.

     If any other proposals are properly presented to the stockholders at the meeting, the number of votes required for approval will depend on the nature of the proposal. Generally under Delaware law the number of votes required to approve a proposal is a majority of the shares of common stock represented at the meeting.

COSTS OF SOLICITATION

     We have retained the services of EquiServe to aid in the solicitation of proxies from bankers, bank nominees and other institutional owners. We anticipate paying EquiServe a fee of not more than $5,000 for its services. We also will reimburse EquiServe for its out-of-pocket expenses. We may reimburse brokerage firms and other persons representing beneficial owners of Advanced Energy common stock for their expenses in sending proxies to the beneficial owners. Proxies also may be solicited by some of Advanced Energy's directors, officers and employees, without additional compensation, personally or by telephone or facsimile.

DELIVERY AND REVOCABILITY OF PROXIES

     You may vote your shares by delivering a proxy in one of the following ways:

     - By mail. You may mark the enclosed proxy card and mail it in the enclosed postage-prepaid envelope.

     - By telephone. You may call from the United States or Canada toll-free at 1-877-779-8683. You will need to enter your control number (found in the lower right-hand corner of your proxy card) and then follow the voice prompts.

     - Electronically. You may access the website http://www.eproxyvote.com/aeis. You will need to enter your control number and then follow the prompts.

     If you deliver your proxy by telephone or electronically, please do not mail the enclosed proxy card.

     If you deliver your proxy and change your mind before the meeting, you may revoke your proxy by delivering notice to Jay Margulies, our secretary, at our principal office, stating that you wish to revoke your proxy or by delivering another proxy with a later date. You may vote your shares by attending the meeting in person but, if you have delivered a proxy before the meeting, you must revoke it before the meeting begins. Attending the meeting will not automatically revoke your previously delivered proxy.

     Our Internet and telephone voting procedures are designed to authenticate your identity and to allow you to vote your shares and confirm that your instructions have been properly recorded. Advanced Energy's legal counsel has advised that the procedures that have been put in place are consistent with the requirements of applicable law. If you vote via the Internet, there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which you will need to pay.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     If two or more stockholders share an address, Advanced Energy may send a single copy of this proxy statement and other soliciting materials to the shared address, unless Advanced Energy has received contrary instructions from one or more of the stockholders sharing the address. If a single copy has been sent to multiple stockholders at a shared address, Advanced Energy will deliver a separate copy of this proxy statement and other soliciting materials, promptly upon oral or written request by any of such stockholders to Investor Relations, Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado 80525; telephone number 970-221-4670. If any stockholders sharing an address receive multiple copies of this proxy statement and other soliciting materials and would prefer in the future to receive only one copy, such stockholders may make such request to Investor Relations at the same address or telephone number.

          COMMON STOCK OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

     The following table sets forth the beneficial ownership of Advanced Energy common stock as of March 12, 2001 by:

     - each persons known to us to beneficially own more than 5% of the outstanding common stock;

     - each director and nominee for director;

     - each named executive officer identified on page 9; and

     - the current directors and executive officers as a group.

                                                               SHARES
NAME OF STOCKHOLDER                                      BENEFICIALLY OWNED   PERCENT OWNED
-------------------                                      ------------------   -------------
Douglas S. Schatz, Chairman and Chief Executive
  Officer(1)...........................................      11,337,782           35.9%
Capital Group International, Inc.; Capital Guardian
  Trust Company(2).....................................       3,151,600           10.0%
G. Brent Backman, Director(3)..........................       1,217,282            3.9%
Richard P. Beck, Senior Vice President,
Chief Financial Officer and Director(4)................         132,042              *
Trung T. Doan, Director(5).............................           7,075              *
Arthur A. Noeth, Director(6)...........................           7,500              *
Elwood Spedden, Director(7)............................           9,500              *
Gerald M. Starek, Director(8)..........................          44,600              *
Arthur W. Zafiropoulo, Director(9).....................          37,889              *
Hollis L. Caswell(10)..................................         181,382              *
Joseph R. Monkowski, Senior Vice President, Business
  Development(11)......................................          51,562              *
Richard A. Scholl, Chief Technical Officer(12).........         241,062              *
All current executive officers and directors, as a
  group (12 persons)(13)...............................      13,314,220           41.8%

---------------

  *  Less than 1%

 (1) Mr. Schatz' address is c/o Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado 80525. The shares reported in the table include 200,000 shares held in trust for the benefit of Mr. Schatz's children. Mr. Schatz is a trustee of a charitable foundation that is the record holder of 180,000 shares of common stock of the issuer. The three other trustees of the charitable foundation are members of Mr. Schatz' immediate family. Accordingly, Mr. Schatz may be deemed to share with the other trustees voting and dispositive power with respect to the charitable foundation's 180,000 shares. Mr. Schatz disclaims beneficial ownership of the 180,000 shares held by the charitable foundation that are included in the table.

 (2) Information as to the amount and nature of beneficial ownership was obtained from Amendment No. 4 to Schedule 13G filed with the SEC on February 12, 2001, by Capital Group International, Inc. and Capital Guardian Trust Company ("Capital Guardian"). According to the Schedule 13G, Capital Group International, Inc. is the parent holding company of a group of investment management companies that hold investment power and, in some cases, voting power over the securities reported in the Schedule 13G, and Capital Guardian Trust Company is a bank that may be deemed to beneficially own common stock as a result of serving as an investment manager of various institutional accounts. Capital Group International, Inc. reports sole voting power over 2,502,400 shares of common stock and sole dispositive power over 3,151,600 shares of common stock. Capital Guardian Trust Company reports sole voting power over 2,167,900 shares of common stock and sole dispositive power over 2,817,100 shares. The address for each of Capital Guardian and Capital International is 11100 Santa Monica Boulevard, Los Angeles, California 90025.

 (3) The shares reported in the table include 121,000 shares held by Mr. Backman's spouse and 5,000 shares that Mr. Backman has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy. The table also includes 700,000 shares owned by GDBA Investments LLLP which is owned 100% by Mr. and Mrs. Backman.

 (4) The shares reported in the table include 28,468 shares that Mr. Beck has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy, but do not include 200 shares held in joint tenancy by Mr. Beck's wife and a person unrelated to Mr. Beck. Mr. Beck disclaims beneficial ownership of such 200 shares.

 (5) The shares reported in the table include 4,075 shares that Mr. Doan has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy.

 (6) The shares reported in the table consist of 7,500 shares that Mr. Noeth has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy.

 (7) The shares reported in the table consist of 9,500 shares that Mr. Spedden has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy.

 (8) The shares reported in the table include 18,144 shares that Mr. Starek has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted or assumed by Advanced Energy, but do not include 2,100 shares held by Mr. Starek's wife. Mr. Starek disclaims beneficial ownership of his wife's shares.

 (9) The shares reported in the table include 5,000 shares that Mr. Zafiropoulo has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted or assumed by Advanced Energy.

(10) The shares reported in the table include 133,474 shares that Dr. Caswell has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy. Dr. Caswell served as President and Chief Operating Officer and a director of Advanced Energy during 2000. He has since retired from those positions.

(11) The shares reported in the table consist of 46,562 shares that Mr. Monkowski has the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy.

(12) The shares reported in the table include 8,750 shares that Mr. Scholl and 2,401 shares that Brenda Scholl, Mr. Scholl's wife, have the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted by Advanced Energy. Mrs. Scholl is a business unit manager for Advanced Energy.

(13) The shares reported in the table include 295,418 shares that the 12 executive officers and directors collectively have the right to acquire within 60 days of March 12, 2001 pursuant to stock options granted or assumed by Advanced Energy.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     A board of eight directors is to be elected at the meeting. Management has nominated each of the current directors. In the event that any nominee is unable to or declines to serve as a director at the time of the meeting, the proxy holders will vote in favor of a nominee designated by the Board of Directors to fill the vacancy. We are not aware of any nominee who will be unable or who will decline to serve as a director. The term of office of each person elected as a director at the meeting will continue from the end of the meeting until the next Annual Meeting of Stockholders (expected to be held in the year 2002), or until a successor has been elected and qualified.

NOMINEES

                                   DIRECTOR           PRINCIPAL OCCUPATION AND BUSINESS
NAME                         AGE    SINCE             EXPERIENCE DURING PAST FIVE YEARS
----                         ---   --------           ---------------------------------
Douglas S. Schatz..........  55      1981     Douglas S. Schatz is a co-founder of Advanced
                                              Energy and has been its Chairman, Chief Executive
                                              Officer and a director since its incorporation in
                                              1981. Until July 1999 he also served as
                                              President. In March 2001, Mr. Schatz was
                                              re-appointed as President. Mr. Schatz also
                                              co-founded Energy Research Associates, Inc. and
                                              served as its Vice President of Engineering from
                                              1997 through 1980.
G. Brent Backman...........  60      1981     G. Brent Backman is a co-founder and has been a
                                              director of Advanced Energy since its
                                              incorporation in 1981. Mr. Backman was a vice
                                              president of Advanced Energy from its
                                              incorporation until April 1998, when he became
                                              Senior Vice President, Special Projects. Mr.
                                              Backman served in that position until December
                                              1998 when he retired from Advanced Energy.
Richard P. Beck............  67      1995     Richard P. Beck joined Advanced Energy in March
                                              1992 as Vice President and Chief Financial
                                              Officer and became Senior Vice President in
                                              February 1998. He became a director of Advanced
                                              Energy in September 1995. From 1987 to 1992, Mr.
                                              Beck served as Executive Vice President and Chief
                                              Financial Officer of Cimage Corporation, a
                                              computer software company. Mr. Beck is a
                                              director, is chairman of the audit committee and
                                              serves on the compensation committee, of Applied
                                              Films Corporation, a publicly held manufacturer
                                              of flat panel display equipment. He is also a
                                              director of Photon Dynamics, Inc. a publicly held
                                              manufacturer of flat panel display test equipment
                                              and serves on its audit committee. He is also a
                                              director and chairman of the audit committee of
                                              TTM, Inc. a publicly held manufacturer of printed
                                              circuit boards.

                                   DIRECTOR           PRINCIPAL OCCUPATION AND BUSINESS
NAME                         AGE    SINCE             EXPERIENCE DURING PAST FIVE YEARS
----                         ---   --------           ---------------------------------
Trung T. Doan..............  42      2000     Trung T. Doan joined the Board of Directors of
                                              Advanced Energy in July 2000. Mr. Doan has been
                                              employed by Micron Technology, Inc., a provider
                                              of semiconductor memory solutions, since 1988. He
                                              has served as Micron's Vice President of Process
                                              Development since July 1997. Mr. Doan was a
                                              director of Engineering Measurements Company,
                                              until it was acquired by Advanced Energy in
                                              January 2001. Mr. Doan also is a director of
                                              NuTool, Inc., a privately held semiconductor
                                              equipment manufacturer.
Arthur A. Noeth(1,2).......  65      1997     Arthur A. Noeth joined the Board of Directors of
                                              Advanced Energy in July 1997. Mr. Noeth retired
                                              in 1998. From 1993 to 1998, Mr. Noeth was
                                              president of the Implant Center, a provider of
                                              ion implant services to the electronics industry.
Elwood Spedden(1,2)........  63      1995     Elwood Spedden joined the Board of Directors of
                                              Advanced Energy in September 1995. Mr. Spedden
                                              was a senior vice president of Tencor
                                              Instruments, a manufacturer of automatic test
                                              equipment used in the fabrication of
                                              semiconductors, from July 1996 to June 1997. From
                                              1990 through March 1996, Mr. Spedden was with
                                              Credence Systems Corporation, a manufacturer of
                                              automatic test equipment used in the fabrication
                                              of semiconductors, in various senior management
                                              positions including President, Chief Executive
                                              Officer and Vice-Chairman of the Board of
                                              Directors. Mr. Spedden is a director of Insight
                                              Objects, a privately held software company.
Gerald M. Starek(1)........  59      1998     Gerald M. Starek joined the Board of Directors of
                                              Advanced Energy in October 1998, following the
                                              acquisition by Advanced Energy of RF Power
                                              Products (now named Advanced Energy Voorhees).
                                              Mr. Starek had been a non-employee director of RF
                                              Power Products since February 1994. Mr. Starek
                                              was the founder of Silicon Valley Group, Inc., a
                                              supplier of automated wafer processing equipment
                                              for the semiconductor industry. He served as
                                              Silicon Valley Group's Chairman from September
                                              1984 to September 1991 and as Vice Chairman from
                                              September 1991 to April 1993. Mr. Starek is a
                                              director and serves on the compensation committee
                                              of AML Communications, Inc., a publicly held
                                              manufacturer of components for wireless
                                              communications systems.

                                   DIRECTOR           PRINCIPAL OCCUPATION AND BUSINESS
NAME                         AGE    SINCE             EXPERIENCE DURING PAST FIVE YEARS
----                         ---   --------           ---------------------------------
Arthur W. Zafiropoulo(2)...  62      1998     Arthur W. Zafiropoulo joined the Board of
                                              Directors of Advanced Energy in October 1998,
                                              following the acquisition by Advanced Energy of
                                              RF Power Products (now named Advanced Energy
                                              Voorhees). Mr. Zafiropoulo had been a
                                              non-employee director of RF Power Products since
                                              July 1992. Mr. Zafiropoulo is the founder of
                                              Ultratech Stepper, Inc., a publicly held company
                                              that develops, manufactures and markets
                                              photolithography equipment for the semiconductor
                                              industry. Mr. Zafiropoulo has been Chief
                                              Executive Officer and Chairman of the Board of
                                              Directors of Ultratech Stepper since March 1993.
                                              Mr. Zafiropoulo also served as President of
                                              Ultratech Stepper from March 1997 to April 1999,
                                              as he did from March 1993 to March 1996. Mr.
                                              Zafiropoulo is a director of Semi/Sematech, an
                                              association of U.S.-owned suppliers of equipment,
                                              materials and services to the semiconductor
                                              industry, and SEMI (Semiconductor and Equipment
                                              Materials International), an international trade
                                              association.

---------------

(1) Member of the Audit and Finance Committee

(2) Member of the Compensation Committee

     There is no family relationship between any of the nominees or between any nominee and any of Advanced Energy's executive officers.

REQUIRED VOTE

     The eight nominees receiving the highest number of affirmative (FOR) votes at the meeting will be elected as directors. Stockholders do not have the right to cumulate their votes for the election of directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of management's eight nominees. Votes withheld from a nominee will be counted for purposes of determining whether a quorum is present, but will not be counted as an affirmative vote for such nominee.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE EIGHT NOMINEES NAMED ABOVE.

DIRECTOR COMPENSATION

     Non-employee directors receive meeting fees of $3,000 for each Board of Directors meeting attended, other than telephonic meetings, and $300 for each committee meeting attended. They also are reimbursed for reasonable out-of-pocket travel expenses incurred to attend board and committee meetings.

     Non-employee directors participate in Advanced Energy's 1995 Non-Employee Directors' Stock Option Plan (the "Director Plan"). Under the Director Plan, upon first becoming a non-employee director, each participant is granted an option to purchase 7,500 shares of common stock, at the fair market value of the common stock on the date of grant. These options are exercisable as to 2,500 shares upon grant and vest as to an additional 2,500 shares on each of the second and third anniversary of the grant date. Also under the Director Plan, on each anniversary of the participant becoming a non-employee director, the participant is automatically granted an option to purchase 2,500 shares of common stock at the fair market value of the common stock on the date of grant. These options vest in full on the third anniversary of the grant date. All options granted under the Director Plan have terms of 10 years from the date of grant. 100,000 shares of common stock have been reserved for issuance under the Director Plan. See PROPOSAL NO. 4 --

Amendment to 1995 Non-Employee Directors' Stock Option Plan. As of March 12, 2001, options to purchase an aggregate of 79,500 shares were outstanding under the Director Plan.

BOARD MEETINGS

     The Board of Directors held ten meetings in 2000, including telephonic meetings. The Board of Directors has an Audit and Finance Committee and a Compensation Committee. There is no nominating committee or committee performing the functions of a nominating committee. In 2000, all incumbent directors attended at least 75% of the meetings of the Board of Directors and at least 75% of the meetings of the committees on which he served.

COMPENSATION COMMITTEE MEETINGS

     The Compensation Committee met two times in 2000. The Compensation Committee consists of Messrs. Noeth (chairman), Spedden and Zafiropoulo. The Compensation Committee is responsible for recommending salaries, incentives and other compensation for directors and officers of Advanced Energy, administering Advanced Energy's incentive compensation and benefit plans for officers and recommending to the Board of Directors policies relating to such compensation and benefit plans.

AUDIT AND FINANCE COMMITTEE MEETINGS

     The Audit and Finance Committee met four times in 2000. The Audit and Finance Committee consists of Messrs. Starek (chairman), Noeth and Spedden, all of whom are "independent" directors under applicable standards of the National Association of Securities Dealers. The Audit and Finance Committee is responsible for recommending engagement of Advanced Energy's independent auditors, reviewing the scope of the audit, evaluating the comments made by the independent auditor with respect to accounting procedures and internal controls and the determining whether to bring such comments to the attention of Company management, and reviewing the internal accounting procedures and controls with Advanced Energy's financial and accounting staff. The Audit and Finance Committee is governed by a written charter that was adopted in 1999.

     During 2000, the Audit and Finance Committee:

     - reviewed and discussed with Advanced Energy's independent accountants and with management the annual audited financial statements;

     - discussed with the independent accountants the matters outlined in SAS No. 61, Codification of Statements on Auditing Standards, AU section 380;

     - received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees; and

     - discussed with the independent accountants the independent accountants' independence.

     Based on the Audit and Finance Committee's review and discussion of the foregoing matters and information, the Audit and Finance Committee recommended to the Board of Directors that the audited financial statements be included in Advanced Energy's 2000 Annual Report on Form 10-K.

     The Audit and Finance Committee also conducts quarterly financial reviews with Advanced Energy's independent accountants prior to the release of financial statements and quarterly reports on Form 10-Q.

                                            THE AUDIT AND FINANCE COMMITTEE

                                            Gerald M. Starek, Chairman
                                            Arthur A. Noeth
                                            Elwood Spedden

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned in 2000 by Advanced Energy's chief executive officer and the four highest-paid executive officers, other than the chief executive officer, based on salary and bonus in 2000. These five officers are referred to as the "named executive officers."

                           SUMMARY COMPENSATION TABLE

                                                                           LONG-TERM
                                                                      COMPENSATION AWARDS
                                            ANNUAL COMPENSATION      ---------------------      OTHER
                                         -------------------------   SECURITIES UNDERLYING   COMPENSATION
NAME AND PRINCIPAL POSITION       YEAR   SALARY ($)(1)   BONUS ($)        OPTIONS (#)           ($)(2)
---------------------------       ----   -------------   ---------   ---------------------   ------------
Douglas S. Schatz...............  2000      373,517       187,600                 0             4,800
  Chairman of the Board,          1999      316,302       235,000                 0             4,800
  Chief Executive Officer         1998      279,690             0                 0             5,000
  and President
Hollis L. Caswell(3)............  2000      310,481       164,000            15,000             4,800
                                  1999      258,784       133,000            35,000             4,800
                                  1998      220,213             0            37,500             5,000
Richard A. Scholl...............  2000      230,125        92,400            10,000             4,800
  Senior Vice President and       1999      208,525        74,000            10,000             4,800
  Chief Technical Officer         1998      191,710             0                 0             5,000
Richard P. Beck.................  2000      247,915       100,000            15,000             4,800
  Senior Vice President and       1999      199,342        70,000            15,000             4,800
  Chief Financial Officer         1998      184,280             0            20,000             5,000
Joseph R. Monkowski.............  2000      228,750        92,000            60,000             4,800
  Senior Vice President,          1999      193,249        70,000             5,000                 0
  Business Development            1998      151,738             0            50,000                 0

---------------

(1) In March 1998, each of the named executive officers agreed to a 10% salary reduction for the balance of 1998 and for the first quarter of 1999.

(2) Reflects amounts contributed by Advanced Energy to each of the named executive officers under Advanced Energy's 401(k) profit sharing plan.

(3) Dr. Caswell served as President and Chief Operating Officer during 2000. He resigned from this position in March 2001.

OPTION GRANTS IN 2000

     The following table sets forth information as to stock options granted in 2000 to the named executive officers who received options. No options were granted to Mr. Schatz in 2000.

                                                                                             POTENTIAL REALIZABLE VALUE AT
                                                    PERCENT OF                                  ASSUMED ANNUAL RATES OF
                                NUMBER OF         TOTAL OPTIONS                                STOCK PRICE APPRECIATION
                                SECURITIES          GRANTED TO                                      FOR OPTION TERM
                            UNDERLYING OPTIONS      EMPLOYEES       EXERCISE    EXPIRATION   -----------------------------
NAME                           GRANTED (#)           IN 2000        PRICE ($)      DATE           5%              10%
----                        ------------------   ----------------   ---------   ----------   ------------     ------------
Richard P. Beck...........        15,000                3.0%        $43.6875     1/13/10      $  412,123       $1,044,399
Hollis L. Caswell.........        15,000                3.0%        $43.6875     1/13/10      $  412,123       $1,044,399
Joseph R. Monkowski.......        60,000               12.0%        $43.6875     1/13/10      $1,648,490       $4,177,597
Richard A. Scholl.........        10,000                2.0%        $43.6875     1/13/10      $  274,748       $  696,266

     All options were granted under Advanced Energy's 1995 Stock Option Plan. Each option vests as to one-fourth of the underlying shares on the first anniversary of its grant date and as to an additional one-sixteenth of the underlying shares quarterly thereafter until fully vested, except for Mr. Beck's option which vests as to one-sixteenth of the underlying shares quarterly from the date of grant. The exercise price of each option is equal to the fair market value of the common stock on the date of grant, as reported on the Nasdaq National Market.

AGGREGATED OPTION EXERCISES IN 2000 AND OPTION VALUES AT DECEMBER 31, 2000

     The following table sets forth information as to options granted by Advanced Energy that were exercised by the named executive officers during 2000 and options held by the named executive officers at December 31, 2000 Mr. Schatz did not exercise or hold any options during 2000.

                                                                   SHARES UNDERLYING         VALUE OF UNEXERCISED
                                             VALUE REALIZED     UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                           SHARES ACQUIRED     ON EXERCISE       DECEMBER 31, 2000 (#)       DECEMBER 31, 2000 ($)
NAME                       ON EXERCISE (#)       ($)(1)        EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                       ---------------   ---------------   -------------------------   -------------------------
Richard P. Beck..........            0                  0            23,125/31,875                99,275/114,500
Hollis L. Caswell........      111,094          5,201,972           122,067/46,406              1,239,975/84,610
Joseph R. Monkowski......            0                  0            22,188/82,813               297,500/297,500
Richard A. Scholl(2).....       19,992            230,683             5,113/20,769                  4,163/32,590

---------------

(1) Reflects the aggregate market value of the common stock acquired on the date of exercise minus the exercise price.

(2) Consists of shares that his wife, Brenda Scholl, has the right to acquire pursuant to options. Mrs. Scholl is a business unit manager for Advanced Energy.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The current members of the Compensation Committee are Arthur Noeth, Elwood Spedden and Arthur Zafiropoulo. None of such persons is or has been an officer or employee of Advanced Energy, nor has any of such persons had a direct or indirect interest in any business transaction with Advanced Energy involving an amount in excess of $60,000.

     During 2000, no executive officers of Advanced Energy served as a member of the board of directors or compensation committee of another company that has any executive officers or directors serving on Advanced Energy's Board of Directors or Compensation Committee.

                        REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee, which consists of three non-employee directors, reviews and makes recommendations with respect to Advanced Energy's executive compensation policies and the compensation to be paid to each of the executive officers. The recommendations of the Compensation Committee with respect to each executive officer's compensation are subject to approval by the Board of Directors. The Committee also reviews the compensation policy, particularly with respect to stock options, for key managers who are not executive officers.

COMPENSATION POLICIES

     One of the primary goals in setting compensation policies is to maintain competitive, progressive programs to attract, retain and motivate high-caliber executives, foster teamwork and maximize the long-term success of Advanced Energy by appropriately rewarding such individuals for their achievements. Another goal is to provide an incentive to executives to focus efforts on long-term strategic goals for Advanced Energy by closely aligning their financial interests with stockholder interests. To attain these goals Advanced Energy's executive compensation program was designed to include base salary, annual incentives and long-term incentives.

     In formulating and administering the individual elements of Advanced Energy's executive compensation program, planning, implementing and achieving long-term objectives are emphasized to establish performance objectives, evaluate performance and determine actual incentive awards.

COMPENSATION COMPONENTS

  Base Salary

     The base salaries of executive officers are established after review of relevant data of other executives with similar responsibilities from published industry reports and surveys of similarly situated companies. The objective is to maintain Advanced Energy's annual executive salaries at levels competitive with the market average base salary of executive officers in similar positions. The market reviewed is comprised of similarly sized high technology companies within and outside Advanced Energy's industry as described and reported in the Radford Executive Compensation Survey ("Radford") and in a study conducted for Advanced Energy by SCA Consulting. There are approximately 90 companies in the Radford universe used by the Compensation Committee. The Compensation Committee has established base salary and incentives for the executive officers for 2001.

  Annual Incentives

     Aggressive incentive bonus levels for executives are intended to provide the appropriate elements of variability and risk. Bonus payments are tied specifically to targeted corporate performance and to personal objectives. Advanced Energy's revenue increased by 77% from 1999 to 2000, and net profit increased from $19.1 million in 1999 to $68.0 million in 2000. This performance was the basis for the corporate objective portion of the bonus payments. The Compensation Committee establishes a base bonus amount, determined through review of a competitive market survey for executives at similar levels also using the Radford Executive Compensation Survey. The base amount is incrementally reduced if Advanced Energy does not meet its targeted performance or increased if Advanced Energy exceeds its targeted performance. There is no minimum or maximum percentage by which the bonus can be reduced or increased.

  Stock Options

     The Compensation Committee grants stock options under Advanced Energy's stock option plans to focus the executives' attention on the long-term performance of Advanced Energy and on maximizing stockholder value. The grant of stock options is closely tied to individual executive performance. The Compensation Committee will grant stock options after a review of various factors, including the executive's potential contributions to Advanced Energy, current equity ownership in Advanced Energy and vesting rates of existing stock options, if any. Incentive stock options and non-statutory stock options generally are granted with exercise prices equal to the fair market value of the common stock subject to the option on the date of the grant. The Compensation Committee sets vesting periods to encourage retention of executive officers. Because of the direct benefit executive officers receive through improved stock performance, the Compensation Committee believes stock options serve to align the interests of executive officers closely with those of other stockholders.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The compensation of the Chief Executive Officer, Mr. Douglas S. Schatz, is based on the policies and procedures applicable generally to executive officers of Advanced Energy. In determining Mr. Schatz's base salary and bonus, compensation levels for other chief executive officers in high technology firms within and outside the industry were examined. This information was compared to the performance of such firms relative to Advanced Energy's performance. The salary and bonus paid to Mr. Schatz was below the 50th percentile of compensation paid to chief executive officers of companies of similar size in similar industries, based on data from the 2000 Radford Executive Compensation Report and 2000 AEA High-Tech Industry Executive Compensation Survey.

EFFECT OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code of 1986 (the "Tax Code") generally limits to $1 million the corporate deduction for compensation paid to certain executive officers, unless the compensation is "performance-based" (as defined in Section 162(m)). Each of the Board of Directors and the Compensation Committee has carefully considered the potential impact of this limitation on executive compensation and has concluded in general that the best interests of Advanced Energy and the stockholders will be served if certain of Advanced Energy's stock-based long-term incentives qualify as performance-based compensation within the meaning of Section 162(m). It is the intention of the Board of Directors and Compensation Committee that, so long as it is consistent with the Compensation Committee's overall compensation objectives, virtually all executive compensation will be deductible for federal income tax purposes.

                                            THE COMPENSATION COMMITTEE

                                            Arthur A. Noeth
                                            Elwood Spedden
                                            Arthur W. Zafiropoulo

                            STOCK PERFORMANCE GRAPH

     The Advanced Energy common stock has been registered under the Securities Exchange Act of 1934 since Advanced Energy's initial public offering in November 1995. The following graph reflects the cumulative total stockholder return on the Advanced Energy common stock since December 31, 1995, compared with each of The Nasdaq Stock Market U.S. and the JP Morgan Hambrecht & Quist Semiconductor Index. Historical stock price performance is not necessarily indicative of any future stock price performance.

                        ADVANCED ENERGY INDUSTRIES, INC.
                    JP MORGAN H&Q SEMICONDUCTOR SECTOR INDEX
                          NASDAQ STOCK MARKET -- U.S.

                              [PERFORMANCE GRAPH]

----------------------------------------------------------------------------------------------------------------------------------
                       Dec-95    Mar-96    Jun-96    Sep-96    Dec-96    Mar-97    Jun-97    Sep-97    Dec-97    Mar-98    Jun-98
----------------------------------------------------------------------------------------------------------------------------------
 Advanced Energy
 Industries, Inc.      100.00     88.89     86.11     59.72     59.72     83.33    170.83    314.58    165.97    161.81    129.17
 Nasdaq Stock
 Market -- U.S.        100.00    104.68    113.21    117.26    123.04    116.36    137.68    160.96    150.69    176.36    181.23
 JP Morgan H&Q
 Semiconductor
 Sector                100.00     94.44     90.52    102.75    129.51    145.56    164.15    205.19    136.59    156.60    134.55

--------------------  -------------------------------------------------------------------------------------------------
                      Sep-98    Dec-98    Mar-99    Jun-99    Sep-99    Dec-99    Mar-00    Jun-00    Sep-00    Dec-00
--------------------  -------------------------------------------------------------------------------------------------
 Advanced Energy
 Industries, Inc.      81.25    277.78    261.81    450.69    343.06    547.22    566.67    654.86    366.67    250.00
 Nasdaq Stock
 Market -- U.S.       163.53    212.51    238.33    260.71    267.20    394.92    443.23    385.35    354.57    237.62
 JP Morgan H&Q
 Semiconductor
 Sector               117.30    191.72    217.48    285.21    320.03    478.47    750.11    734.26    594.52    399.14

                      CERTAIN TRANSACTIONS WITH MANAGEMENT

     Advanced Energy's executive offices and manufacturing facilities in Fort Collins, Colorado are leased from Prospect Park East Partnership and from Sharp Point Properties, LLC. Douglas S. Schatz, Chief Executive Officer and Chairman of the Board of Advanced Energy, holds a 26.67% member interest in each of such leasing entities, and G. Brent Backman, a director of Advanced Energy, holds a 6.6% member interest in each of such leasing entities. Aggregate rental payments under such leases for 2000 totaled approximately $2.3 million. Advanced Energy also leases a condominium in Breckenridge, Colorado from AEI Properties, a partnership in which Mr. Schatz holds a 60% general partnership interest and Mr. Backman holds a 40% interest. Advanced Energy uses the condominium to provide rewards and incentives to its customers, suppliers and employees. Aggregate rental payments under such lease for 2000 totaled approximately $36,000. Advanced Energy believes that the terms of each of the foregoing leases are no less favorable than could have been obtained from a third party lessor for similar property.

     Advanced Energy charters an airplane from time to time from Westjet Leasing Co., a company owned by Mr. Schatz. Aggregate charter payments to Westjet in 2000 were $57,215. Advanced Energy believes that the terms of the charters are no less favorable than could have been obtained from third party charter service companies.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires Advanced Energy's executive officers and directors and persons who own more than ten percent of the outstanding common stock ("reporting persons") to file with the Securities and Exchange Commission an initial report of ownership on Form 3 and changes in ownership on Form 4 and 5. The reporting persons are also required to furnish Advanced Energy with copies of all forms they file. Based solely on its review of the copies of forms received by it and written representations from the reporting persons, Advanced Energy believes that each of the reporting persons timely filed all reports required to be filed in 2000 or with respect to transactions in 2000, except that Mr. Schatz was late in filing one Form 5 in respect of a donation of shares he made to a charitable foundation, Mr. Backman was late in filing two Forms 4 with respect to two open market sales of shares, and Mr. Scholl was late in filing one Form 4 with respect to two open market sales of shares.

                                 PROPOSAL NO. 2
          INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

GENERAL

     Advanced Energy's Certificate of Incorporation currently authorizes the issuance of 40,000,000 shares of common stock and 1,000,000 shares of preferred stock. As of March 12, 2001, 31,555,604 shares of common stock were outstanding. In addition, 5,925,000 shares were reserved for issuance under Advanced Energy's stock option and purchase plans and approximately 1,647,486 shares were reserved for issuance upon conversion of outstanding convertible notes issued by Advanced Energy in November 1999.

     On February 7, 2001, the Board of Directors adopted a resolution to amend the Certificate of Incorporation to increase the authorized number of shares of common stock to 55 million shares, subject to stockholder approval of the amendment. No change is being proposed to the authorized number of shares of preferred stock. If the stockholders approve the proposed amendment, Paragraph A of Article IV of the Certificate of Incorporation will be amended to read in its entirety as follows:

          This corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is fifty-six million (56,000,000) shares. Fifty-five million (55,000,000) shares shall be Common Stock, par value $0.001 per share, and one million (1,000,000) shares shall be Preferred Stock, par value $0.001 per share.

     The authorized capitalization of Advanced Energy has not been changed since May 1999. Since that time, Advanced Energy has grown significantly through both internal expansion and acquisitions, including two acquisitions, which involved the issuance of an aggregate of 2,787,000 shares of common stock. Additionally, in November 1999, Advanced Energy sold in a public offering 1,000,000 shares of common stock, for net proceeds of approximately $37.8 million, and sold convertible notes with a face value of $135 million which may be converted at a price of $49.53 per share. As of March 12, 2001, approximately $81.6 million of convertible notes were outstanding.

POTENTIAL USES OF COMMON STOCK

     Although Advanced Energy has no immediate plans or commitments to issue additional shares of common stock, other than pursuant to its existing stock option and purchase plans, the Board of Directors believes that the availability of additional authorized but unissued shares will provide Advanced Energy with desired flexibility to issue common stock for proper corporate purposes which may be identified in the future. For example, it may become advantageous for Advanced Energy to do any or all of the following:

     - raise additional capital through equity or convertible debt offerings

     - acquire other companies using common stock

     - adopt additional benefit plans involving the issuance of common stock to employees, directors or consultants

     If required to call a special meeting of stockholders to approve an increase in the authorized capitalization when such purposes are identified, Advanced Energy may be prevented from taking advantage of the opportunities because of the time or uncertainty involved in obtaining such approval.

DILUTIVE EFFECTS ON CURRENT STOCKHOLDERS

     If the stockholders approve the proposed increase in the authorized number of shares of common stock, no additional action or authorization by Advanced Energy's stockholders would be necessary prior to the issuance of such shares, unless required by applicable law or the rules of the Nasdaq National Market. If Advanced Energy issues additional shares of common stock, such issuance could have a dilutive effect on earnings per share, as well as the voting power of the current stockholders. Under the Certificate of Incorporation, Advanced Energy's stockholders do not have preemptive rights with respect to the common stock. This means that, when Advanced Energy issues additional shares of common stock, the current stockholders do not have any preferential rights to purchase the shares being offered.

POTENTIAL ANTI-TAKEOVER EFFECTS; MANAGEMENT CONTROL

     The proposed increase in the authorized number of shares of common stock could, under certain circumstances, have an anti-takeover effect, although this is not the intention of this proposal. For example, in the event of a hostile attempt to take over control of Advanced Energy, it may be possible for Advanced Energy to issue shares of common stock to dilute the voting power of the other outstanding shares and increase the potential cost to acquire control of Advanced Energy. By potentially discouraging initiation of an unsolicited takeover attempt, the proposed increase in the authorized shares may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal.

     The proposed amendment also may have the effect of permitting Advanced Energy's current management, including the current Board of Directors, to retain their positions, and place them in a better position to resist changes that stockholders may wish to make if dissatisfied with the conduct of Advanced Energy's business.

REQUIRED VOTE

     Approval of the proposed amendment to the Certificate of Incorporation to increase the authorized capitalization of Advanced Energy, as described above, requires the affirmative (FOR) vote of a majority of the shares present at the meeting and entitled to vote on this matter. Unless otherwise instructed on the proxy card, the proxy holders will vote the proxies received by them FOR this proposal. Abstentions and broker non-votes will have the effect of voting against the proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSED INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF ADVANCED ENERGY'S COMMON STOCK FROM 40 MILLION SHARES TO 55 MILLION SHARES.

                                 PROPOSAL NO. 3
                      AMENDMENT OF 1995 STOCK OPTION PLAN

     On February 7, 2001 the Board of Directors amended the 1995 Stock Option Plan (the "Option Plan"), subject to stockholder approval, to increase the number of shares of common stock issuable under the plan to Advanced Energy's employees, directors and advisors from 5,625,000 shares to 8,125,000 shares, subject to approval by the stockholders at the meeting. A copy of the Option Plan may be obtained from the Plan Administrator at Advanced Energy's corporate offices at 1625 Sharp Point Drive, Fort Collins, Colorado 80525; telephone number: 970-221-4670.

OVERVIEW

     The stated purposes of the Option Plan are to provide a means by which Advanced Energy can seek to retain the services of its existing employees, directors and consultants, to secure and retain the services of new employees, directors and consultants and to provide incentives for such persons to exert maximum efforts for the success of Advanced Energy.

     Options to purchase common stock may be issued under the Option Plan to any person employed by Advanced Energy, including an officer or director, or to any other person who is paid by Advanced Energy to render consulting services. In May 1999 the Option Plan was amended to fix the number of shares issuable under the plan at 5,625,000 shares. At that time, approximately 1,084 persons were eligible to receive options under the Option Plan. Since that time, Advanced Energy has grown substantially through internal development and acquisitions. As of March 12, 2001, approximately 1,557 persons were eligible to receive options under the Option Plan.

     Advanced Energy believes that options are a critical component of its employees' compensation. As of March 12, 2001, options to purchase an aggregate of 5,148,139 shares of common stock had been granted since the inception of the Option Plan in 1993. The Option Plan will expire in June 2003. The proposed amendment to the Option Plan is intended to provide a sufficient reserve of common stock issuable under the plan to attract and retain the services of employees and consultants who are essential to Advanced Energy's long-term growth and success, including persons who join Advanced Energy in connection with acquisitions and other business transactions.

     If the proposed amendment to the Option Plan is approved, the Board of Directors intends to grant options to Advanced Energy's employees and consultants from time to time during 2001. The persons to whom Advanced Energy grants options, as well as the number and terms of the options, will be determined by the Board of Directors in its discretion. The Board of Directors has not made any determinations as to the allocation of additional options in 2001 among the employees, officers and consultants.

     The potential benefit to be received from an option is dependent on increases in the market price of the common stock. The ultimate dollar value of the options that have been or may be granted under the Option Plan is not
currently ascertainable. As of April [     ], 2001, the closing price of the
common stock on the Nasdaq National Market was $[     ] per share.

CERTAIN INFORMATION REGARDING THE PLAN

  Administration by the Board of Directors

     The Board of Directors administers the Option Plan. The Board grants options from time to time to selected employees and advisors, and sets the terms and conditions of the options. The Board may amend or terminate the Option Plan at any time and for any reason, subject to any required regulatory approval and stockholder approval. Stockholder approval shall be required if the amendment effects any of the following:

     - increases the number of shares issuable under the plan;

     - modifies the requirements as to eligibility for participation in the plan (to the extent such modification requires stockholder approval in order for the plan to satisfy the requirements of Section 422 of the Tax Code); or

     - modifies the plan in any other way if such modification requires stockholder approval in order for the plan to satisfy the requirements of
       Section 422 of the Tax Code or to comply with the requirements of Rule 16b-3 under the Exchange Act.

  Description of Options

     The provisions of separate options need not be identical, but each option is subject to the following parameters:

     - the term of any option may not be longer than ten (10) years from the date of grant;

     - the exercise price of an incentive stock option may not be less than 100% of the fair market value of the underlying common stock;

     - the exercise price of a nonstatutory stock option shall not be less than 85% of the fair market value of the underlying common stock;

     - each option shall vest as to at least twenty percent (20%) of the underlying common stock per year; and

     - the options may not be transferred except by will or by the laws of descent and distribution or, in the case of nonstatutory stock options, pursuant to a qualified domestic relations order.

     At a meeting held on December 13, 2000 the Board of Directors amended the Option Plan to eliminate the authority to reprice options.

     Incentive stock options (ISOs) are options that are intended to qualify for favorable treatment under Section 422 of the Tax Code. All other options are nonstatutory stock options (NSOs).

  Exercise of Options

     Payment of the exercise price of an option may be made in cash or in any other form of legal consideration that is approved by the Board of Directors. Other forms of legal consideration may include other shares of common stock, full recourse promissory notes or other deferred payment arrangements.

  United States Federal Income Tax Considerations

     Options granted under the Option Plan may be ISOs or NSOs. The Option Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

     There are no federal income tax consequences to an optionee or Advanced Energy by reason of the grant of an ISO or NSO under the Option Plan.

  Incentive Stock Options

     On exercise of an ISO, the optionee generally will not recognize any taxable income for federal income tax purposes; however, exercise of the option may subject the optionee to alternative minimum tax liability.

     The holder of an ISO does not recognize taxable income until he or she sells or otherwise disposes of the common stock acquired on exercise of the option. For federal income tax purposes, sales of stock acquired on exercise of an ISO are divided into two categories: qualifying dispositions and disqualifying dispositions. In order for a sale to be a "qualifying disposition," the holder must not sell the stock until two years after the grant date of the ISO and one year after the exercise date of the ISO. If one or both of these holding periods are not met, the sale will be a "disqualifying disposition."

     Upon a qualifying disposition, the selling employee or consultant generally will recognize a long-term capital gain equal to the excess, if any, of the sale price of the shares over the exercise price of the ISO. Upon a disqualifying disposition, the selling employee or consultant generally will recognize (a) ordinary income equal to the excess, if any, of the fair market value of the shares on the exercise date over the exercise price of the ISO, and (b) a capital gain equal of the excess, if any, of the sale price of the shares over the fair market value of the shares on the exercise date. In the event of a disqualifying disposition, Advanced Energy may be entitled to a business expense deduction in the year and to the extent that ordinary income is recognized by the selling employee or consultant.

  NSOs

     On exercise of an NSO, the optionee will recognize ordinary income for federal income tax purposes equal to the excess, if any, of the then fair market value of the shares of common stock acquired over the exercise price of the option. Advanced Energy will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Tax Code and the satisfaction of certain tax reporting obligations) to a corresponding business expense deduction in the year and to the extent year that ordinary income is recognized by the employee or consultant on exercise of an NSO.

     When a holder sells or otherwise disposes of the common stock acquired on exercise of an NSO, the selling employee or consultant will recognize long-term or short-term capital gain or loss equal to the difference, if any, between the sale price and the seller's tax basis in the shares sold. Generally, the seller's tax basis in the shares would be equal to the sum of the amount paid for the shares plus the amount of ordinary income recognized on exercise of the NSO. Whether the gain or loss recognized is a long-term or short-term capital gain will depend on whether the seller is deemed to have held the shares for more than a year prior to the sale. There generally are no federal income tax consequences to Advanced Energy by reason of the sale of common stock acquired by an employee or consultant upon exercise of an NSO.

  Capital Gains

     Long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals), if the shares were held for more than one year from the exercise of the option. Capital losses may generally be used to offset capital gains and are available to offset up to $3,000 or ordinary income in a given taxable year. Individuals may carry forward unused capital losses indefinitely.

  Dividends

     Dividends payable on common stock out of earnings and profits are ordinary income, taxable at ordinary income tax rates.

     The foregoing summarizes the principal United States federal income tax consequences to Advanced Energy and to optionees who are resident in the United States. The summary is based on the current provisions of the Tax Code and the regulations thereunder and on Advanced Energy's understanding, in consultation with its legal counsel, of the current administrative practices of the Internal Revenue Service. Participants in the Option Plan have been advised to obtain independent advice from their own tax advisors.

REQUIRED VOTE

     Approval of the proposed amendment to the 1995 Stock Option Plan to increase the number of shares of common stock issuable under such plan, as described above, requires the affirmative (FOR) vote of a majority of the shares present at the meeting and entitled to vote. Unless otherwise instructed on the proxy card, the proxy holders will vote the proxies received by them FOR this proposal.

     Approval of this proposal also requires approval of the proposed amendment to the Certificate of Incorporation to increase the authorized capitalization of Advanced Energy. See PROPOSAL NO. 2 -- Increase in the Authorized Number of Shares of Common Stock.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1995 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER SUCH PLAN FROM 5,625,000 SHARES TO 8,125,000 SHARES.

                                 PROPOSAL NO. 4
          AMENDMENT OF 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

     On February 7, 2001, the Board of Directors amended the Director Plan, subject to stockholder approval, to increase the number of shares of common stock issuable to the non-employee directors under such plan from 100,000 shares to 200,000 shares. A copy of the Director Plan may be obtained from the Plan Administrator at Advanced Energy's corporate offices at 1625 Sharp Point Drive, Fort Collins, Colorado 80525; telephone number: 970-221-4670.

OVERVIEW

     The stated purpose of the Director Plan is to provide a means by which each non-employee director of Advanced Energy can be given an opportunity to purchase stock of Advanced Energy. Advanced Energy also uses the Director Plan to seek to retain the services of its current non-employee directors, to secure and retain the services of new non-employee directors and to provide incentives for such persons to exert maximum efforts for the success of Advanced Energy. Advanced Energy believes that the options granted under the Director Plan are a critical component of its non-employee directors' compensation. A person is a "non-employee director" and, therefore, eligible to participate in the Director Plan, if he or she is a director of Advanced Energy, but not otherwise an employee of or consultant to Advanced Energy. Directors of subsidiaries of Advanced Energy are not eligible to participate in the Director Plan.

     The Director Plan provides for the grant of options to each non-employee director upon his first becoming a non-employee director and on each anniversary thereafter. See "-- Certain Information Regarding the Director Plan." The Board of Directors has eight members, six of whom are non-employee directors. The Board of Directors expects that it will continue to have at least six non-employee directors for the foreseeable future. In addition, although no increase in the size of the Board of Directors is planned, the Board of Directors expects that, if the size of the Board is increased, any new director positions likely will be filled with non-employee directors.

     The potential benefit to be received from an option is dependent on increases in the market price of the common stock. The ultimate dollar value of the options that have been or may be granted under the Director Plan is not
currently ascertainable. On April [     ], 2001, the closing price of the common
stock as reported on the Nasdaq National Market was $[     ] per share.

CERTAIN INFORMATION REGARDING THE DIRECTOR PLAN

  Automatic Grants

     Each non-employee director automatically is granted under the Director Plan the following options:

     - an option to purchase 7,500 shares of common stock upon first becoming a non-employee director; and

     - an option to purchase an additional 2,500 shares of common stock on each anniversary of the participant becoming a non-employee director, so long as the director continues to serve as a non-employee director.

     Advanced Energy expects that, in 2001, automatic grants to purchase an aggregate of 15,000 shares will be made to the non-employee directors. Such expectation assumes that the current directors will be re-elected at the annual meeting and that no new non-employee directors will be elected to the Board of Directors during 2001.

     If a change is made to the common stock of Advanced Energy, the Board of Directors may make appropriate adjustments to the number of shares subject to the then outstanding options. The proposed increase in the number of authorized shares of common stock (see PROPOSAL NO. 2), however, would not result in any adjustment in the options outstanding under the Director Plan.

  Vesting of Options

     Options granted upon a person first becoming a non-employee director are immediately vested and exercisable as to 2,500 shares and become vested and exercisable as to an additional 2,500 shares on each of the second and third anniversary of the grant date, provided that the director continuously serves as a director, employee or consultant of Advanced Energy during such time. Options granted on an anniversary of the person becoming a non-employee director vest and become exercisable in full on the third anniversary of the grant date provided that the director continuously serves as a director, employee or consultant of Advanced Energy during that time.

  Exercise of Options

     Options are granted under the Director Plan at 100% of the fair market value of the common stock subject to such options on the grant date. The Board of Directors uses the closing price of the common stock, as reported on the Nasdaq National Market, on the trading day of the grant date as the fair market value of the common stock. The most recent grants of options under the Directors Plan were made in October 2000, at an exercise price of $30.625 per share.

     Payment of the exercise price is due in full in cash upon exercise, if the number of shares being purchased is less than 1,000 shares. If the number of shares being purchased on exercise of an option is 1,000 shares or more, the optionee may elect to pay the exercise price in cash, by delivering common stock already owned by the optionee or by delivering a combination of cash and common stock. Payment of the exercise price, in full or in part, by delivering common stock is subject to certain conditions, including a holding period to avoid a charge to Advanced Energy's reported earnings.

  Term of Options

     All options granted under the Director Plan have terms of 10 years from their grant date, unless earlier terminated. If a non-employee director's service to Advanced Energy terminates, for any reason or no reason, any options held by such person cease to vest as of the service termination date and each such option terminates on the earlier of the scheduled expiration date of the option or the date which is six months after the service termination date.

     If any of the following events occur, the time during which outstanding options that were granted under the Director Plan may be exercised will be accelerated, and such options will terminate if not exercised prior to the event:

     - a merger or consolidation in which Advanced Energy is not the surviving corporation

     - a reverse merger in which Advanced Energy is the surviving corporation but the common stock outstanding prior to the merger is converted by virtue of the merger into other property

     - any other capital reorganization in which more than 50% of the common stock is exchanged for other property

  Non-Transferability

     All options granted under the Director Plan are non-transferable except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

  Amendments to the Director Plan

     The Board of Directors may amend the Director Plan from time to time. Amendments to the Director Plan relating to the amount, price or timing of grants may not be made more than once every six months, unless such amendments are made to comport with changes in the Tax Code, the Employee Retirement Income Security Act of 1974 or the regulations under such statutes. Stockholder approval of amendments to the Director Plan is not required, except in the following circumstances:

     - the amendment increases the number of shares which may be issued under the Director Plan;

     - stockholder approval is required by applicable law or the rules of the Nasdaq National Market; or

     - stockholder approval is required in order for transactions under the Director Plan to qualify under Rule 16b-3 under the Securities Exchange Act of 1934.

  United States Federal Income Tax Considerations

     Options granted under the Director Plan are nonstatutory stock options. The Director Plan is not subject to any provisions of ERISA.

     There are no federal income tax consequences to a non-employee director or Advanced Energy by reason of the grant of a non-statutory stock option.

     Upon exercise of an option, the exercising non-employee director will recognize ordinary income for federal income tax purposes equal to the excess, if any, of the then fair market value of the shares of common stock acquired over the exercise price of the option. Taxes on self-employment income also may apply to the exercising non-employee director. Advanced Energy will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Tax Code and the satisfaction of certain tax reporting obligations) to a corresponding business expense deduction in the year and to the extent that ordinary income is recognized by the non-employee director on exercise of an option.

     Dividends payable on the common stock out of earnings and profits are ordinary income, taxable at ordinary income tax rates.

     When a non-employee director sells common stock acquired on exercise of an option granted under the Director Plan, the selling non-employee director will recognize long-term or short-term capital gain or loss equal to the difference, if any, between the sale price and the non-employee director's tax basis in the shares sold. Generally, the non-employee director's tax basis in the shares would be equal to the sum of the amount paid for the shares plus the amount of ordinary income recognized on exercise of the option. Whether the gain or loss recognized is a long-term or short-term capital gain will depend on whether the non-employee director is deemed to have held the shares for more than a year prior to the sale. For dispositions occurring after 1997, long-term capital gains will be taxed at a rate of 10% (for persons in the 15% tax bracket) or 20% (for other individuals), if the shares were held for more than one year from the exercise of the option. Capital losses may generally be used to offset capital gains and are available to offset up to $3,000 or ordinary income in a given taxable year. Individuals may carry forward unused capital losses indefinitely. There generally are no federal income tax consequences to Advanced Energy by reason of a non-employee director's sale of common stock.

     If the time during which outstanding options under the Director Plan may be exercised is accelerated because of a merger, consolidation or other capital reorganization and if the non-employee director is deemed to have received a "parachute payment" within the meaning of section 280G of the Tax Code, Advanced Energy will not be able to deduct any amounts that are "excess parachute payments" within the meaning of such Tax Code section.

     The foregoing summarizes the principal United States federal income tax consequences to Advanced Energy and to non-employee directors who are resident in the United States. The summary is based on the current provisions of the Tax Code and the regulations thereunder and on Advanced Energy's understanding, in consultation with its legal counsel, of the current administrative practices of the Internal Revenue Service. Non-employee directors have been advised to obtain independent advice from their own tax advisors.

REQUIRED VOTE

     Approval of the proposed amendment to the 1995 Non-Employee Directors Stock Option Plan to increase the number of shares of common stock issuable under the plan, as described above, requires the affirmative (FOR) vote of a majority of the shares present at the meeting and entitled to vote. Unless otherwise instructed on the proxy card, the proxy holders will vote the proxies received by them FOR this proposal.

     THE BOARD OF DIRECTORS OF ADVANCED ENERGY RECOMMENDS A VOTE "FOR" AMENDMENT OF THE 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE THEREUNDER FROM 100,000 SHARES TO 200,000 SHARES.

                                 PROPOSAL NO. 5
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Arthur Andersen LLP has been Advanced Energy's independent auditors since 1994. On February 7, 2001, the Audit and Finance Committee recommended to the Board of Directors, and the Board of Directors approved, the continued appointment of Arthur Andersen LLP for 2001. If the stockholders fail to ratify the appointment of Arthur Andersen LLP, the Board of Directors and the Audit and Finance Committee will reconsider their selection.

     Audit services of Arthur Andersen LLP during 2000 included the examination of the consolidated financial statements of Advanced Energy and services related to filings with the Securities and Exchange Commission and other regulatory bodies.

     The Audit and Finance Committee of Advanced Energy intends to meet with Arthur Andersen LLP in 2001 on a quarterly or more frequent basis. At such times, the Audit and Finance Committee will review the services performed by Arthur Andersen LLP, as well as the fees charged for such services.

     A representative of Arthur Andersen LLP is expected to be present at the meeting and will have an opportunity to make a statement if he or she so desires. Moreover, the representative is expected to be available to respond to appropriate questions from the stockholders.

FEES BILLED BY ARTHUR ANDERSEN LLP

  Audit Fees

     The aggregate of the fees billed to Advanced Energy by Arthur Andersen LLP for professional services rendered for the audit of the 2000 annual financial statements and reviews of the quarterly financial statements during 2000 was $136,000.

  Other Fees

     In addition to the audit fees above, Arthur Andersen LLP billed Advanced Energy for the following services: Acquisition related reviews and opinion fees were $147,868. No other services were provided by Arthur Andersen LLP.

     The Audit and Finance Committee considered the nature and extent of the foregoing services and fees to be compatible with maintaining Arthur Andersen LLP's independence.

  Financial Information Systems Design and Implementation Services

     During 2000, Arthur Andersen LLP did not provide any of the following services to Advanced Energy:

     - operating or supervising the operation of Advanced Energy's information system

     - managing Advanced Energy's local area network

     - designing or implementing a hardware or software system that aggregates source data underlying the financial statements or generates information that is significant to Advanced Energy's financial statements taken as a whole

REQUIRED VOTE

     Ratification of the appointment of Arthur Andersen LLP as the independent auditors for Advanced Energy for 2001 requires the affirmative (FOR) vote of a majority of the shares present at the meeting and entitled to vote. Unless otherwise instructed on the proxy card, the proxy holders will vote the proxies received by them FOR this proposal.

     THE BOARD OF DIRECTORS OF ADVANCED ENERGY RECOMMENDS A VOTE "FOR" RATIFICATION OF ARTHUR ANDERSEN LLP AS INDEPENDENT AUDITORS FOR ADVANCED ENERGY FOR 2001.

                           PROPOSALS OF STOCKHOLDERS

     Proposals that a stockholder desires to have included in Advanced Energy's proxy materials for the 2002 Annual Meeting of Stockholders of Advanced Energy in accordance with SEC Rule 14a-8 must be received by the Secretary of Advanced Energy at its principal office (1625 Sharp Point Drive, Fort Collins, Colorado
80525) no later than [     ] in order to be considered for inclusion in such
proxy materials. The proxy solicited by management of Advanced Energy for the 2002 Annual Meeting of Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless Advanced Energy is
provided with notice of the proposal no later than [     ].

                                   FORM 10-K

     A copy of Advanced Energy's 2000 Annual Report on Form 10-K will be available without charge upon request to: Investor Relations, Advanced Energy Industries, Inc. 1625 Sharp Point Drive, Fort Collins, Colorado 80525; telephone number 970-221-4670.

                                 OTHER MATTERS

     It is important that your stock be represented at the meeting, regardless of the number of shares that you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed or to deliver your proxy by telephone or through the Internet. Instructions as to how to deliver your proxy are included in this proxy statement under the caption "Delivery and Revocability of Proxies" on page 2 and on the proxy card.

                                            THE BOARD OF DIRECTORS

Dated: April [  ], 2001

                                                                      APPENDIX A

                        ADVANCED ENERGY INDUSTRIES, INC.

                             1995 STOCK OPTION PLAN

                              ADOPTED JUNE 6, 1993
                   AS AMENDED AND RESTATED SEPTEMBER 20, 1995
          AND AS FURTHER AMENDED FEBRUARY 10, 1998, FEBRUARY 9, 1999,
                     DECEMBER 13, 2000 AND FEBRUARY 7, 2001

1. PURPOSES.

     (a) The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

     (b) The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

     (c) The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2. DEFINITIONS.

     (a) "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended.

     (d) "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

     (e) "Company" means Advanced Energy Industries, Inc., a Delaware corporation.

     (f) "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

     (g) "Continuous Status as an Employee, Director or Consultant" means the employment or relationship as a Director or Consultant is not interrupted or terminated. The Board, in its sole discretion, may determine whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave; or (ii) transfers between locations of the Company or between the Company, Affiliates or their successors.

     (h) "Covered Employee" means the Chief Executive Officer and the four (4) other highest compensated officers of the Company.

     (i) "Director" means a member of the Board.

     (j) "Disinterested Person" means a Director who either (i) was not during the one year prior to service as an administrator of the Plan granted or awarded equity securities pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire equity securities of the Company or any of its affiliates except as permitted by Rule 16b-3(c)(2)(i); or (ii) is otherwise considered to be a "disinterested person" in accordance with Rule 16b-3(c)(2)(i), or any other applicable rules, regulations or interpretations of the Securities and Exchange Commission.

     (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Fair Market Value" means the value of the common stock as determined in good faith by the Board and in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

     (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

     (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a stock option granted pursuant to the Plan.

     (r) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionee" means an Employee, Director or Consultant who holds an outstanding Option.

     (t) "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (as defined in the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an affiliated corporation receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an affiliated corporation at any time, and is not currently receiving compensation for personal services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     (u) "Plan" means this 1995 Stock Option Plan.

     (v) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

3. ADMINISTRATION.

     (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

     (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1) To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (3) To amend the Plan as provided in Section 11.

     (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee shall be Disinterested Persons and may also be, in the discretion of the Board, Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (and references in this Plan to the Board shall thereafter be to the Committee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

     (d) Any requirement that an administrator of the Plan be a Disinterested Person shall not apply (i) prior to the date of the first registration of an equity security of the Company under Section 12 of the Exchange Act, or (ii) if the Board or the Committee expressly declares that such requirement shall not apply. Any Disinterested Person shall otherwise comply with the requirements of Rule 16b-3.

4. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate eight million one hundred twenty-five thousand (8,125,000) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5. ELIGIBILITY.

     (a) Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

     (b) A Director shall in no event be eligible for the benefits of the Plan unless at the time discretion is exercised in the selection of the Director as a person to whom Options may be granted, or in the determination of the number of shares which may be covered by Options granted to the Director: (i) the Board has delegated its discretionary authority over the Plan to a Committee which consists solely of Disinterested Persons; or (ii) the Plan otherwise complies with the requirements of Rule 16b-3. The Board shall otherwise comply with the requirements of Rule 16b-3. This subsection 5(b) shall not apply (i) prior to the date of the first registration of an equity security of the Company under
Section 12 of the Exchange Act, or (ii) if the Board or Committee expressly declares that it shall not apply.

     (c) No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

     (d) Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than three hundred thousand (300,000) shares of the Company's common stock in any calendar year.

6. OPTION PROVISIONS.

     Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

     (a) Term. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

     (b) Price. The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. The exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted.

     (c) Consideration. The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, either at the time of the grant or exercise of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

     In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

     (d) Transferability. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Incentive Stock Option is granted only by such person. A Nonstatutory Stock Option shall not be transferable except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order satisfying the requirements of Rule 16b-3 and the rules thereunder (a "QDRO"), and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person or any transferee pursuant to a QDRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Vesting. The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options may vary but in each case will provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

     (f) Securities Law Compliance. The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

     (g) Termination of Employment or Relationship as a Director or Consultant. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months after the termination of the Optionee's Continuous Status as an Employee, Director or Consultant (or such longer or shorter period, which in no event shall be less than thirty (30) days, specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (h) Disability of Optionee. In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it at the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or
(ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (i) Death of Optionee. In the event of the death of an Optionee during, or within a period specified in the Option after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option at the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period, which in no event shall be less than six (6) months, specified in the Option Agreement), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

     (j) Early Exercise. The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Should the right of repurchase be assigned by the Company, the assignee shall pay the Company cash equal to the difference between the original purchase price and the stock's Fair Market Value if the original purchase price is less than the stock's Fair Market Value.

     (k) Withholding. To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the participant as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7. COVENANTS OF THE COMPANY.

     (a) During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9. MISCELLANEOUS.

     (a) Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

     (b) Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the Option term, a balance sheet and an income statement. This section shall not apply when issuance is limited to key employees whose duties in connection with the Company assure them access to equivalent information.

     (c) Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate or to continue acting as a Director or Consultant or shall affect the right of the Company or any Affiliate to terminate the employment or relationship as a Director or Consultant of any Employee, Director, Consultant or Optionee with or without cause.

     (d) To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan pursuant to subsection 4(a) and the maximum number of shares subject to award to any person during any calendar year pursuant to subsection 5(d), and the outstanding Options will be appropriately adjusted in the class(es) and number of shares and price per share of stock subject to such outstanding Options.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation or (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise then to the extent permitted by applicable law: (i) any surviving corporation shall assume any Options outstanding under the Plan or shall substitute similar Options for those outstanding under the Plan, or (ii) such Options shall continue in full force and effect. In the event any surviving corporation refuses to assume or continue such Options, or to substitute similar options for those outstanding under the Plan, then such Options shall be terminated if not exercised prior to such event. In the event of a dissolution or liquidation of the Company, any Options outstanding under the Plan shall terminate if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (1) Increase the number of shares reserved for Options under the Plan;

          (2) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (3) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of
     Section 422 of the Code or to comply with the requirements of Rule 16b-3.

     (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

     (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

     (d) Rights and obligations under any Option granted before amendment of the Plan shall not be altered or impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on June 5, 2003 which shall be within ten
(10) years from the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any Option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the Option was granted.

13. EFFECTIVE DATE OF PLAN.

     The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board, and, if required, an appropriate permit has been issued by the Commissioner of Corporations of the State of California.

                                                                      APPENDIX B

                        ADVANCED ENERGY INDUSTRIES, INC.

                 1995 NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

                         ADOPTED ON SEPTEMBER 20, 1995,
              AS AMENDED ON FEBRUARY 9, 1999 AND FEBRUARY 7, 2001

1. PURPOSE.

     (a) The purpose of the 1995 Non-Employee Directors' Stock Option Plan, as amended (the "Plan") is to provide a means by which each director of Advanced Energy Industries, Inc. (the "Company") who is not otherwise an employee of or consultant to the Company or of any Affiliate of the Company (a "Non-Employee Director") will be given an opportunity to purchase stock of the Company.

     (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended from time to time (the "Code").

     (c) The Company, by means of the Plan, seeks to retain the services of persons now serving as Non-Employee Directors of the Company, to secure and retain the services of persons capable of serving in such capacity, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. ADMINISTRATION.

     (a) The Plan shall be administered by the Board of Directors of the Company (the "Board") unless and until the Board delegates administration to a committee, as provided in subparagraph 2(b).

     (b) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

3. SHARES SUBJECT TO THE PLAN.

     (a) Subject to the provisions of paragraph 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to options granted under the Plan shall not exceed in the aggregate Two Hundred Thousand (200,000) shares of the Company's common stock. If any option granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the stock not purchased under such option shall again become available for the Plan.

     (b) The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

4. ELIGIBILITY.

     Options shall be granted only to Non-Employee Directors of the Company.

5. NON-DISCRETIONARY GRANTS.

     (a) Each person who, on September 20, 1995, is a Non-Employee Director automatically shall be granted on that date an option to purchase Seven Thousand Five Hundred (7,500) shares of common stock of the Company (an "Initial Grant") on the terms and conditions set forth herein.

     (b) Each person who, after September 20, 1995, is elected for the first time to be a Non-Employee Director automatically shall, upon the date of his or her initial election to be a Non-Employee Director by the Board or stockholders of the Company, receive an Initial Grant on the terms and conditions set forth herein.

     (c) Each Non-Employee Director automatically shall be granted, on the first and each subsequent anniversary of his or her Initial Grant, an option to purchase Two Thousand Five Hundred (2,500) shares of common stock of the Company (an "Annual Grant") on the terms and conditions set forth herein.

6. OPTION PROVISIONS.

     Each option shall be subject to the following terms and conditions:

     (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") ten (10) years from the date of grant. If the optionee's service as director or employee of or consultant to the Company or any Affiliate of the Company terminates for any reason or for no reason, the option shall terminate on the earlier of the Expiration Date or the date six (6) months following the date of termination of service. In any and all circumstances, an option may be exercised following termination of the optionee's service as a director or employee of or consultant to the Company or any Affiliate of the Company only as to that number of shares as to which it was exercisable on the date of termination of such service under the provisions of subparagraph 6(e).

     (b) The exercise price of each option shall be one hundred percent (100%) of the fair market value of the stock subject to such option on the date such option is granted.

     (c) Payment of the exercise price of each option is due in full in cash upon any exercise when the number of shares being purchased upon such exercise is less than 1,000 shares; but when the number of shares being purchased upon an exercise is 1,000 or more shares, the optionee may elect to make payment of the exercise price under one of the following alternatives:

          (i) Payment of the exercise price per share in cash at the time of exercise; or

          (ii) Provided that at the time of the exercise the Company's common stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of shares of common stock of the Company already owned by the optionee, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interest, which common stock shall be valued at its fair market value on the date preceding the date of exercise; or

          (iii) Payment by a combination of the methods of payment specified in subparagraph 6(c)(i) and 6(c)(ii) above.

     Notwithstanding the foregoing, this option may be exercised pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or check) by the Company prior to the issuance of shares of the Company's common stock.

     (d) An option shall not be transferable except by will or by the laws of descent and distribution, or pursuant to a domestic relations order satisfying the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "DRO"), and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his or her guardian or legal representative or transferee pursuant to a DRO. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

     (e) Upon an Initial Grant, one-third of the Option (2,500 shares) shall be fully vested and exercisable. On each of the second and third anniversaries of an Initial Grant, an additional one-third of the Option (2,500 shares) shall become fully vested and exercisable, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a director or employee of or consultant to the Company or any Affiliate of the Company. The Option representing an Annual Grant shall become fully vested and exercisable on the third anniversary of the Annual Grant, provided that the optionee has, during the entire period prior to such vesting date, continuously served as a director or employee of or consultant to the Company or any Affiliate of the Company.

     (f) The Company may require any optionee, or any person to whom an option is transferred under subparagraph 6(d), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to the optionee's knowledge and experience in financial and business matters; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the option for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the option has been registered under a then-currently-effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then-applicable securities laws.

     (g) Notwithstanding anything to the contrary contained herein, an option may not be exercised unless the shares issuable upon exercise of such option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act.

7. COVENANTS OF THE COMPANY.

     (a) During the terms of the options granted under the Plan, the Company shall keep available at all times the number of shares of stock required to satisfy such options.

     (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the options granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any option granted under the Plan, or any stock issued or issuable pursuant to any such option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such options.

8. USE OF PROCEEDS FROM STOCK.

     Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

9. MISCELLANEOUS.

     (a) Neither an optionee nor any person to whom an option is transferred under subparagraph 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such option unless and until such person has satisfied all requirements for exercise of the option pursuant to its terms.

     (b) Throughout the term of any option granted pursuant to the Plan, the Company shall make available to the holder of such option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years during the option term, upon request, such financial and other information regarding the Company as comprises the annual report to the stockholders of the Company provided for in the Bylaws of the Company and such other information regarding the Company as the holder of such option may reasonably request.

     (c) Nothing in the Plan or in any instrument executed pursuant thereto shall confer upon any Non-Employee Director any right to continue in the service of the Company or any Affiliate or shall affect any right of the Company, its Board or stockholders or any Affiliate to terminate the service of any Non-Employee Director with or without cause.

     (d) No Non-Employee Director, individually or as a member of a group, and no beneficiary or other person claiming under or through him or her, shall have any right, title or interest in or to any option reserved for the purposes of the Plan except as to such shares of common stock, if any, as shall have been reserved for him or her pursuant to an option granted to him or her.

     (e) In connection with each option made pursuant to the Plan, it shall be a condition precedent to the Company's obligation to issue or transfer shares to a Non-Employee Director, or to evidence the removal of any restrictions on transfer, that such Non-Employee Director make arrangements satisfactory to the Company to insure that the amount of any federal or other withholding tax required to be withheld with respect to such sale or transfer, or such removal or lapse, is made available to the Company for timely payment of such tax.

     (f) As used in this Plan, fair market value means, as of any date, the value of the common stock of the Company determined as follows:

          (i) If the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in common stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (ii) If the common stock is quoted on The Nasdaq SmallCap Market or is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of common stock shall be the mean between the bid and asked prices for the common stock on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Board deems reliable;

          (iii) In the absence of an established market for the common stock, the Fair Market Value shall be determined in good faith by the Board.

10. ADJUSTMENTS UPON CHANGES IN STOCK.

     (a) If any change is made in the stock subject to the Plan, or subject to any option granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Plan and outstanding options will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan and the class(es) and number of shares and price per share of stock subject to outstanding options.

     (b) In the event of: (1) a merger or consolidation in which the Company is not the surviving corporation; (2) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (3) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the time during which options outstanding under the Plan may be exercised shall be accelerated and the options terminated if not exercised prior to such event.

11. AMENDMENT OF THE PLAN.

     (a) The Board at any time, and from time to time, may amend the Plan, provided, however, that the Board shall not amend the plan more than once every six (6) months, with respect to the provisions of the Plan which relate to the amount, price and timing of grants, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. Except as provided in paragraph 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (i) Increase the number of shares which may be issued under the Plan;

          (ii) Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3); or

          (iii) Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to comply with the requirements of Rule 16b-3.

     (b) Rights and obligations under any option granted before any amendment of the Plan shall not be altered or impaired by such amendment unless (i) the Company requests the consent of the person to whom the option was granted and
(ii) such person consents in writing.

12. TERMINATION OR SUSPENSION OF THE PLAN.

     (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on September 20, 2005. No options may be granted under the Plan while the Plan is suspended or after it is terminated.

     (b) Rights and obligations under any option granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except with the consent of the person to whom the option was granted.

     (c) The Plan shall terminate upon the occurrence of any of the events described in Section 10(b) above.

13. EFFECTIVE DATE OF PLAN; CONDITIONS OF EXERCISE.

     (a) The Plan shall become effective upon adoption by the Board of Directors, subject to the condition subsequent that the Plan is approved by the stockholders of the Company.

     (b) No option granted under the Plan shall be exercised or exercisable unless and until the condition of subparagraph 13(a) above has been met.

-----------------                                       ----------------
VOTE BY TELEPHONE                                       VOTE BY INTERNET
-----------------                                       ----------------

It's fast, convenient, and immediate!                   It's fast, convenient, and your vote is immediately
Call Toll-free on a Touch-Tone Phone                    confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

---------------------------------------------------     ---------------------------------------------------
Follow these four easy steps:                           Follow these four easy steps:

1.  Read the accompanying Proxy Statement and           1.  Read the accompanying Proxy Statement and
    Proxy Card.                                             Proxy Card.

2.  Call the toll-free number                           2.  Go to the Website
    1-877-PRX-VOTE (1-877-779-8683).                        http://www.eproxyvote.com/aels

3.  Enter your 14-digit Voter Control Number            3.  Enter your 14-digit Voter Control Number
    located on your Proxy Card above your name.             located on your Proxy Card above your name.

4.  Follow the recorded instructions.                   4.  Follow the instructions provided.
---------------------------------------------------     ---------------------------------------------------

YOUR VOTE IS IMPORTANT!                                 YOUR VOTE IS IMPORTANT!
Call 1-877-PRX-VOTE anytime!                            Go to http://www.eproxyvote.com/aels anytime!

                 DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET



                                                  DETACH HERE

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE

In addition to the election of Directors, there are four proposals being submitted by the Board of Directors. The Board of
Directors recommends a vote in favor (FOR) of each of the nominees listed below and in favor (FOR) each of the other proposals.

1.  Election of the following nominees as Directors:           2. Approval of an increase in the number of   FOR   AGAINST  ABSTAIN
    (01) Douglas S. Schetz, (02) G. Brent Blackman,               authorized shares of Advanced Energy
    (03) Richard P. Beck, (04) Trung T. Doan,                     common stock from 40 million shares to 55  [ ]     [ ]      [ ]
    (05) Arthur A. Noeth, (06) Elwood Spedden,                    million shares.
    (07) Gerald M. Starek and (08) Arthur W. Zafrouple.
                                                               3. Approval of an amendment to the 1995
       FOR                      WITHHELD                          Stock Option Plan to increase the total    [ ]     [ ]      [ ]
       ALL    [ ]          [ ]  FROM ALL                          number of shares of common stock
     NOMINEES                   NOMINEES                          issuable under the plan from 5,825,000
                                           MARK HERE              shares to 8,125,000 shares.
                                           FOR ADDRESS [ ]
[ ]                                        CHANGE AND          4. Approval of an amendment to the 1995
   --------------------------------------  NOTE BELOW             Non-Employee Director Stock Option Plan    [ ]     [ ]      [ ]
   FOR ALL NOMINEES, EXCEPT VOTE WITHHELD                         to increase the number of shares of
   FROM THE ABOVE NOMINEES                                        common stock issuable under the plan from
                                                                  100,000 shares to 200,000 shares.

                                                               5. Ratification of the appointment of Arthur
                                                                  Andersen LLP as independent auditors of    [ ]     [ ]      [ ]
                                                                  Advanced Energy for 2001.

                                                               6. To act upon any other matters of business properly
                                                                  brought before the meeting.

                                                               Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating such. If signer is a partnership, please sign in partnership name by authorized person.


Signature:                               Date:            Signature:                               Date:
          ------------------------------      ----------            ------------------------------      ----------

--------------------------------------------------------------------------------
                              THIS IS YOUR PROXY.
                            YOUR VOTE IS IMPORTANT.

Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly delivering your proxy.

In addition to the election of Directors, there are four proposals being submitted by the Board of Directors. The Board of Directors recommends a vote in favor (FOR) of each of the nominees listed below and in favor (FOR) of its other proposal.

These telephone and internet voting procedures are designed to authenticate stockholders' identities and to allow stockholders to vote their shares and confirm that their instructions have been properly recorded. Advanced Energy has been advised by counsel that the procedures that have been put in place are consistent with the requirements of applicable law. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that would be borne by the stockholder.

--------------------------------------------------------------------------------


                                  DETACH HERE

                        ADVANCED ENERGY INDUSTRIES, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
               THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 9, 2001

The undersigned hereby constitutes and appoints Douglas S. Schatz and Richard P. Beck, and each of them, his, her or its lawful agents and proxies with full power of substitution in each, to represent the undersigned, and to vote all of the shares of common stock of Advanced Energy Industries, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Advanced Energy Industries, Inc., 1625 Sharp Point Drive, Fort Collins, Colorado on Wednesday, May 9, 2001 at 10:00 a.m., local time, and at any adjournment or postponement thereof, on all matters coming before the meeting.

IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SUCH INSTRUCTIONS. UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2-5.

You may deliver this proxy by signing and returning this proxy card in the enclosed envelope, or by telephone or through the Internet. DO NOT RETURN THIS PROXY CARD IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET.

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                  SIDE
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